UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2008

WEGENER CORPORATION
(Exact name of registrant
as specified in its charter)

Delaware	0-11003	81-0371341
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

11350 Technology Parkway, Duluth, Georgia	30097
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 623-0096

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On May 5, 2008, Wegener Corporation (the “Company”) received a notice from The Nasdaq Stock Market (“Nasdaq”) stating that, because the closing bid price of our common stock has been at $1.00 per share or greater for at least 10 consecutive business days, the Company has regained compliance with Marketplace Rule 4310(c)(4). The Company issued a press release On May 6, 2008, a copy of which is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Press release dated May 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wegener Corporation

Date: May 6, 2008	By:	/s/ Robert A. Placek
Robert A. Placek
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.   Description

99.1    Press release dated May 6, 2008.